© 2016 FEDERAL HOME LOAN BANK OF NEW YORK • 101 PARK AVENUE • NEW YORK, NY 10178 • WWW.FHLBNY.COM
Strong Performance for Members,
Well-Positioned for the Future
Meeting with New York Stockholders
September 26, 2016
Exhibit 99.1

FHLBNY
2
»
“Advances Bank” strategy
»
Strong performance record for customers and shareholders
»
Conservatively positioned balance sheet
»
FHLBank System’s financial results continue to improve since the financial crisis
Key Messages

FHLBNY
FHLBNY Is the Third Largest FHLBank Ranked by Advances
Total Advances ($ Billions)
Change in Advances: 2Q07 vs 2Q16
Data as of 6/30/2016
3
$0
$20
$40
$60
$80
$100
$120
TOP
IND
DAL
BOS
CHI
SFR
PIT
CIN
NYK
ATL
DSM
-100%
0%
100%
200%
300%
400%
500%
TOP
IND
DAL
BOS
CHI
SFR
PIT
CIN
NYK
ATL
DSM

FHLBNY
Core Mission Assets Are the Foundation of our Balance Sheet
4
Balance Sheet by Type of Assets
Note: Data as of 6/30/2016; ranked by Core Mission Assets  (Advances plus MPF)
0%
10%
20%
30%
40%
50%
60%
70%
80%
90%
100%
PIT
CIN
NYK
ATL
DSM
TOP
IND
BOS
CHI
SFR
DAL
Advances
MPF/MPP
MBS
Other Investments
Cash and Other

FHLBNY
5
FHLBNY’s Member Base and Borrowers Are Diverse
Total Advances (Par) = $94.4
B
Top Borrowers
Member Type
Data as of June 30, 2016
Our New York members held $78 billion in advances at quarter-end
Top 5
Borrowers
$53.1
All Other
Borrowers
$28.2
Next 5
Borrowers
$13.1
Commercial
Bank
138
Credit Union
87
Savings Bank
86
Insurance
Company
11
CDFI
2

FHLBNY
The FHLBNY’s Financial Performance Has Been Strong
Notes: All $ millions.  *Dividends paid during calendar period.
6
FHLBNY -
Financial Results Highlights
June 30,
December 31,
December 31,
December 31,
2016
2015
2014
2013
Period End Balances
Advances
$95,273
$93,874
$98,797
$90,765
MBS Investments
14,387
14,065
13,552
13,373
Mortgage Loans
2,631
2,524
2,129
1,928
Total Assets
128,726
123,248
132,825
128,333
Consolidated Obligations
119,972
114,576
123,580
119,146
Retained Earnings
1,323
1,270
1083
999
Capital Stock
5,666
5,585
5,580
5,571
Results
Net Interest Income
$256
$554
$444
$421
Operating Expenses
49
103
86
83
Net Income
175
415
315
305
Dividend Rate*
4.58%
4.22%
4.19%
4.12%

FHLBNY
HLBNY’s Expense Management Has Been Prudent
7
Operating Expenses as a % of Average Total Assets –
2Q 2016
Note: Operating expenses include compensation, benefits and other expenses, excluding FHFA and OF assessments.
0.00%
0.02%
0.04%
0.06%
0.08%
0.10%
0.12%
0.14%
0.16%
0.18%
0.20%
CIN
DSM
PIT
NYK
ATL
TOP
BOS
IND
DAL
SFR
CHI

Percent
1Q04
2Q04
3Q04
4Q04
1Q05
2Q05
3Q05
4Q05
1Q06
2Q06
3Q06
4Q06
1Q07
2Q07
3Q07
4Q07
1Q08
2Q08
3Q08
4Q08
1Q09
2Q09
3Q09
4Q09
1Q10
2Q10
3Q10
4Q10
1Q11
2Q11
3Q11
4Q11
1Q12
2Q12
3Q12
4Q12
1Q13
2Q13
3Q13
4Q13
1Q14
2Q14
3Q14
4Q14
1Q15
2Q15
3Q15
4Q15
1Q16
2Q16

FHLBNY 8 Our Dividends Have Been Reliable and Exceeded Market Reference Rates FHLBNY Dividend History 0.0 1.0 2.0 3.0 4.0 5.0 6.0 7.0 8.0 9.0 FHLBNY Dividend 3 Month Libor Fed Funds (Effective Rate)

FHLBNY FHLBNY Dividends Have Been the Highest Among the FHLBanks 9 0% 1% 2% 3% 4% 5% SEA DAL CHI BOS PIT ATL DSM TOP IND SFR CIN NYK Average HLB Dividend Rates 2009-2015

FHLBNY
Our Strategic Objectives Balance: Achieving Returns, Managing
Risk, Enabling Growth and Managing for the Long-term
10
1.
Provide
value
to
the
membership
through
relevant,
mission-oriented
products
and
services and appropriate risk adjusted returns on capital stock
2. Protect the par value
of member stock from risk and uncertainties and work to ensure the
System’s
long-term
viability
3. Support the growth
of the co-operative by
pursuing business relationships with
members/ prospects and pursuing community investment/outreach opportunities
4. Prepare for future
operating environments by enhancing opportunities for employees
5. Adopt technical design
strategies that optimize cost, efficiency and resiliency
Strategic Plan 2016–2018: Strategic Objectives

FHLBNY
11
The Theme for our Strategy is “Evolve From a Strong Base”
Our Current Position is Strong
•
“Core mission” focused
balance sheet
•
Strong earnings generation capability
•
Diversified membership, advances
demand & local economy
•
Strong
investor demand for FHLBank
debt
Threats/Opportunities to Watch
•
Global economic conditions & member
margins
•
Debt market liquidity and FHLBank funding
spreads
•
Other wholesale funding sources
•
New regulations
•
Member
mergers

Q1 2006
Q2 2006
Q3 2006
Q4 2006
Q1 2007
Q2 2007
Q3 2007
Q4 2007
Q1 2008
Q2 2008
Q3 2008
Q4 2008
Q1 2009
Q2 2009
Q3 2009
Q4 2009
Q1 2010
Q2 2010
Q3 2010
Q4 2010
Q1 2011
Q2 2011
Q3 2011
Q4 2011
Q1 2012
Q2 2012
Q3 2012
Q4 2012
Q1 2013
Q2 2013
Q3 2013
Q4 2013
Q1 2014
Q2 2014
Q3 2014
Q4 2014
Q1 2015
Q2 2015
Q3 2015
Q4 2015
Q1 2016
Q2 2016

FHLBNY FHLBank Balance Sheets Are Scalable to Meet Member Liquidity Needs 12 FHLBank System Advances Balances 0 200,000 400,000 600,000 800,000 1,000,000 1,200,000 FHLB System

FHLBNY
System Advances Have Grown Nicely in Recent Years
FHLB System Change in Advance Balances
13
6.7%
3.4%
36.6%
6.1%
-32.0%
-24.2%
-12.6%
1.8%
17.1%
14.5%
11.1%
8.8%
-40%
-30%
-20%
-10%
0%
10%
20%
30%
40%
50%
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015
1H 16

FHLBNY
System Financial Performance Has Improved Considerably
Since the Financial Crisis
FHLBank System Net Income: 2001-
1H 2016
($Millions)
FHLBank System ROE: 2001-
1H 2016
14
Note: Results include gains on PLMBS litigation settlements :$600mm in 1H 2016, $688mm in 2015, $134mm in 2014.
$0
$500
$1,000
$1,500
$2,000
$2,500
$3,000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015
1H 16
0.00%
1.00%
2.00%
3.00%
4.00%
5.00%
6.00%
7.00%
8.00%
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015
1H 16

FHLBNY
Since the Crisis, System Retained Earnings Have Grown 4x
While Assets Have Declined 24%
15
FHLBank System: Retained Earnings Growth
Notes:  URE = Unrestricted Retained Earnings.  RRE = Restricted Retained Earnings.
Retained earnings and capital stock are defined on a regulatory basis.
0%
5%
10%
15%
20%
25%
30%
35%
40%
45%
50%
$-
$2
$4
$6
$8
$10
$12
$14
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015
Q1 2016
Q2 2016
RRE (LHS)
URE (LHS)
%RE/Capital Stock (RHS)

FHLBNY
0.00%
1.00%
2.00%
3.00%
4.00%
5.00%
6.00%
7.00%
CHI
SFR
BOS
NYK
ATL
CIN
PIT
DAL
IND
TOP
DSM
GAAP
Regulatory
All FHLBanks
Exceed Minimum Capital Requirements
FHLBanks
Capital-to-Assets Ratio
As of June 30, 2016
16

101 PARK AVENUE • NEW YORK, NY 10178 • WWW.FHLBNY.COM
Advancing Housing and Community Growth
The
information
provided
by
the
Federal
Home
Loan
Bank
of
New
York
(FHLBNY)
in
this
communications
is
set
forth
for
informational
purposes
only.
The
information
should
not
be
construed
as
an
opinion,
recommendation
or
solicitation
regarding
the
use
of
any
financial
strategy
and/or
the
purchase
or
sale
of
any
financial
instrument.
All
customers
are
advised
to
conduct
their
own
independent
due
diligence
before
making
any
financial
decisions.
Please
note
that
the
past
performance
of
any
FHLBNY
service
or
product
should
not
be
viewed
as
a
guarantee
of
future
results.
Also,
the
information
presented
here
and/or
the
services
or
products
provided
by
the
FHLBNY
may
change
at
any
time
without
notice.
Questions?

Member Business Update September 26, 2016 © 2016 FEDERAL HOME LOAN BANK OF NEW YORK • 101 PARK AVENUE • NEW YORK, NY 10178 • WWW.FHLBNY.COM

CREDIT PRODUCTS
HOUSING & COMMUNITY LENDING PROGRAMS
MORTGAGE PARTNERSHIP FINANCE® PROGRAM
CORRESPONDENT SERVICES
SM

FHLBNY
Our Mission:
To advance housing opportunity and local community development by supporting members in serving their markets.
Federal Home Loan Bank of New York
Corporate Profile
19
Our Vision:
To be a balanced provider of liquidity to members in all operating environments.
Our Business Lines:

FHLBNY
FHLBNY Business Update
(350)
(300)
(250)
(200)
(150)
(100)
(50)
0
50
ATL
DSM
TOP
SFR
DAL
CHI
CIN
IND
PIT
BOS
NYK
Net Membership Changes by FHLBank
District from 2008 to 2Q16
FHLBNY Membership Trends
While membership at the FHLBNY and across the Federal Home Loan Bank (FHLBank) System is down due to M&A and failures, the FHLBNY has increased its membership (at a declining pace) during a difficult operating environment.
FHLBNY New Members by Type
20
327
250
260
270
280
290
300
310
320
330
340
350
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015
2Q16
0
5
10
15
20
25
30
35
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015
2Q16
Commercial Bank
Credit Union
Insurance Co.
CDFI
HFA
Thrift

Assets
Retail Deposits + Capital
BILLIONS
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015
2Q16

FHLBNY
$50
$60
$70
$80
$90
$100
$110
The Fundamentals of the Business Remain Strong!
$100
$150
$200
$250
$300
$350
$400
$450
$500
$550
$600
$650
$700
Over time, members’
Funding Gap has widened creating a need for wholesale funding where the FHLBNY maintains a dominate share of the market.
Members’
Funding Gap
2002-2Q16
Members’
Advances Outstanding
2006–2Q16
21
All members except Citibank, HSBC Bank USA, Goldman Sachs Bank, Morgan Stanley Private Bank
N.A, Insurance Companies, CDFIs,10-
Bs/HFAs, and non-members

FHLBNY
Advances Outstanding by Institution Type
$0
$10
$20
$30
$40
$50
$60
$70
$80
$90
$100
$110
0%
10%
20%
30%
40%
50%
60%
70%
80%
90%
100%
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015
2Q2016
Savings Bank/Thrifts
Commercial Banks
Insurance Companies
Credit Unions
10bs
Total Advances Outstanding
More Diverse Book of Business
Historical:
Advances
Outstanding
by
Institution
Type
TOP 10 BORROWERS ($BILLIONS)
Customer Name
Advances
2Q16
YTD
Change
Citibank, N.A.
$15.550
+$0.800
Metropolitan Life Insurance Co.
$13.895
+$1.325
New York Community Bank
$11.027
($1.673)
HSBC Bank USA
$6.700
+$1.100
First Niagara Bank
$5.317
($0.208)
Investors Bank
$3.757
+$0.632
Goldman Sachs Bank
$2.425
($0.500)
Signature Bank
$2.380
($0.340)
Astoria Bank
$2.374
+$0.194
M&T
$1.352
($1.750)
Total of Top 10 Borrowers
$64.777
($0.420)
Total Advances Outstanding
$94.397
+$0.859
Top 10 as
a % of
Total Advances
69%
-
2006-2Q16
The FHLBNY advance book is comprised of a more diverse group of institution types.
22

BASIS POINTS
-100

Percent
8/31/06
8/31/07
8/31/08
8/31/09
8/31/10
8/31/11
8/31/12
8/31/13
8/31/14
8/31/15
8/31/16

FHLBNY
-80
-60
-40
-20
0
20
40
60
80
100
120
140
1 Month
3 Month
1 Year
2 Year
3 Year
5 Year
7 Year
10 Year
6/29/07 COF Curve
3/31/09 COF Curve
3/30/12 COF Curve
8/31/2016 COF Curve
FHLBank
Debt
Issuance
Trends
A volatile and complex market has impacted the FHLBNY’s cost of funds (COF) to LIBOR.
Our debt is moving in tandem with Treasuries demonstrating strong investor demand.
History of Consolidated Obligations Against LIBOR
Since June 2007
5-Year
FHLBank
Cost
of
Debt
vs.
5-Year
Treasury
23
0.0
0.5
1.0
1.5
2.0
2.5
0.0
1.0
2.0
3.0
4.0
5.0
6.0
5Y Spread
5Y Treasury
5Y FHLBank Debt
Linear (5Y FHLBank Debt)

12/31/12
12/31/13
12/31/14
8/31/16
RATE
4.0
3.5
3.0
2.5
2.0
1.5
1.0
0.5
0.0
0.59
0.59
0.59
0.59
0.62
0.66
0.80
1.03
1.29
1.41
1.55
1.68
1.85
1.93
2.09
2.19
2.28
1W
2W
3W
1M
2M
3M
6M
1Y
2Y
3Y
4Y
5Y
6Y
7Y
8Y
9Y
10Y

1 Year
3 Year
5 Year
PERCENT
6
5
4
3
2
1
0
8/2006
8/2007
8/2008
8/2009
8/2010
8/2011
8/2012
8/2013
8/2014
8/2015
8/2016

PERCENT
0.0
-0.2
-0.4
-0.6
-0.8
-1.0
-1.2
-1.4
-1.6
-1.8
-2.0
-2.2
-2.4
-2.6
-2.8
-3.0
-3.2
-3.4
Overnight vs. 2Y
2Y vs. 5Y
2Y vs. 10Y
8/2012
10/2012
12/2012
2/2013
4/2013
6/2013
8/2013
10/2013
12/2013
2/2014
4/2014
6/2014
8/2014
10/2014
12/2014
2/2015
4/2015
6/2015
8/2015
10/2015
12/2015
2/2016
4/2016
6/2016
8/2016

FHLBNY
FHLBNY Advance Rates Remain Attractive
FHLBNY Advance Curve
Fixed-Rate Advances are at Historic Lows
By harnessing the power of our GSE status and credit rating, we are able to swiftly and cheaply manufacture money for our members.
24

BILLIONS
2/28/12
4/28/12
6/28/12
8/28/12
10/28/12
12/28/12
2/28/13
4/30/13
6/30/13
8/31/13
10/31/13
12/31/13
2/28/14
4/30/14
6/30/14
8/31/14
10/31/14
12/31/14
2/28/15
4/30/15
6/30/15
8/31/15
10/31/15
12/31/15
2/29/16
4/30/16
6/30/16

FHLBNY
$1,000
$1,200
$1,400
$1,600
$1,800
$2,000
$2,200
$2,400
$2,600
$2,800
$3,000
$3,200
$3,400
$3,600
$3,800
$4,000
$4,200
$4,400
$4,600
$4,800
$5,000
$5,200
$5,400
$5,600
$5,800
$6,000
$6,200
$6,400
$6,600
Community Lending Program (CLP)
25
Project Specific Uses of CLP Advance
»
Equipment Purchase for
Small Business Expansion
»
Debt Refinancing for
Small Businesses
»
Debt Consolidation for
Small Businesses
»
Handicapped-
Accessible Vans
»
Fire Stations and Trucks
»
Grocery Stores
»
Retail Stores
»
Educational Facilities
»
Healthcare Facilities
»
Office Buildings
»
Daycare Centers
»
Origination of single-
family mortgages
Commercial/Economic
Development
Housing
»
Refinancing of single-
family mortgages
»
Financing of housing
projects:
–
Property acquisition
–
Construction
–
Permanent financing
–
Re-financing
–
Renovation/
Rehabilitation
–
Home Improvement
CLP Advances continue to grow as members find value in the program.
Total CLP Advances (Daily Average)
11/8/12
–
FHLBNY initiates
Disaster Relief Funding
program (DRF), designed for
Members to assist in rebuilding
communities affected by
Superstorm
Sandy. FHLBNY
allocates $1B in low-cost
funding. Program closed
12/31/13.

FHLBNY
New Product Development
26
Combines
a
fixed-rate
borrowing
with
an
embedded
interest-rate
cap
in
which
the
rate
remains
fixed
but
may
be
reduced
quarterly
if
3-month
LIBOR
rises
above
the
pre-selected
cap
(with
a
floor
of
zero).
PRODUCT FEATURES
»For liability-sensitive members, the Fixed-Rate Advance with a LIBOR Cap can help combat net interest margin pressure
»The feature of the embedded cap will provide additional protection against rising short-
term interest rates by lowering an institution’s cost of funds as rates rise
»Flexible
medium-to
long-term
funding
option
best
used
to
extend
liabilities,
potentially
enhance spreads, and preserve margins
Members now have the ability to add  symmetry to certain advances with maturities of one year or greater. The SPA feature allows members to receive compensation for favorable changes in the Fair Value of an advance.
The Symmetry feature will be available at the time of booking an advance transaction at a rate
of
an
additional
two
basis
points
over
an
advance
without
symmetry.
The Advance Rebate Program was developed to reduce the prepayment expense associated with restructuring advances, and provide an incentive for members to retain their wholesale funding with the cooperative.
The Rebate Program is an enhancement to the FHLBNY’s advance prepayment methodology and could provide members with up to 17 bps cash rebate (15 bps for
Repos) on a portion of the fees paid relating to the early extinguishment of eligible
advances   when:
1
Advances booked under the Community Lending Program and advances with remaining maturities of less than one year are not Eligible Advances. The
FHLBNY’s
regular
advance
terms
and
conditions
will
apply,
and
the
FHLBNY
reserves
the
right
in
its
sole
discretion
to
amend,
rescind,
or
reinstate
the
Rebate
Program
at
any
time.
2
If the 30th calendar day falls on a weekend or a banking holiday, the deadline will default to the next business day.
Prepaid advance(s)
have a remaining term
of one year or longer
1
New eligible advance(s)
are obtained within 30
calendar
days
of
the
advance prepayments
2
New replacement
advance(s) have a term
of six months or longer
3
+
+
Symmetrical Prepayment Advance (SPA) Feature
Advance Rebate Program
Fixed-Rate Advance with a LIBOR CAP
Callable Advance
A Fixed-Rate Advance that gives members the option of calling (terminating) the advance on predetermined dates, prior to maturity, without incurring a prepayment fee.
The product offers built-in prepayment options that can reduce interest rate risk and prepayment risk at minimal added cost.
A great way to fund fixed-rate mortgages by taking advantage of downward movements
in
interest
rates
and
steep
yield
curves.
PRODUCT FEATURES
»Fixed rate for the life of the advance
»No prepayment fee when called on specified date
»Better cash flow match for fixed-rate mortgages and commercial loans held in portfolio
»Whole loan and security collateral is acceptable
Helping members prepare for a rising rate environment.
1
2
AVAILABLE SPA ADVANCE STRUCTURES
Terms
One year up to 30 Years
(term dictated by individual product parameters)
Minimum Transaction Size
$3 Million
Minimum Partial Prepayment Size
$3 Million
Advance Types with Symmetrical
Prepayment Feature
Fixed-Rate Advances
Exclusions
Amortizing
, Putable, Callable, Adjustable-Rate Credit and Community
Lending Program Advances

FHLBNY
JANUARY 2015
Launched
Products and
Services
Committee
(PSC)
APRIL 2015
Launched first
Special since
2009
(Launched
second in
November)
27
In an effort to serve the evolving needs of our members, the FHLBNY will continue to add value to the cooperative though innovation and flexibility.
Recent Enhancements
MEMBERSHIP
COLLATERAL
PRODUCT
2015
2016
JUNE 2015
Introduced new
fully Integrated
1LinkSK
Safekeeping
Platform
APRIL 2016
Launched
Symmetrical
Prepayment
Advance option
AUGUST 2016
Launched
ARC with No
Minimum
Coupon
FEBRUARY 2015
Launched
campaign
targeting P&C
insurance
companies
after becoming
eligible in 2014
SEPTEMBER 2015
Launched
Putable
Advance
Re-modification
Program
SEPTEMBER 2015
Updated US VI
law to allow use
of FHLBNY Letters
of Credit as
collateral for
public/
government
deposits
DECEMBER 2015
Launched
Advance
Rebate Program
SEPTEMBER 2015
First P&C
insurance
company
becomes a
member:
American Home
Assurance
SEPTEMBER 2015
Began
accepting
split-rated
private label
CMBS
INFRASTRUCTURE
OCTOBER 2015
California laws
were modified to
allow FHLBNY
MULOCs as
acceptable
collateral for
Municipal
Deposits
DECEMBER 2015
Began
accepting
insurance
companies
with rating of
A-
stable from
rating agencies
APRIL 2016
Enhanced
Community
Lending Program
limits and
exceptions
JANUARY 2015
Began
accepting
whole loan
mortgage
collateral from
insurance
companies

101 PARK AVENUE • NEW YORK, NY 10178 • WWW.FHLBNY.COM
Advancing Housing and Community Growth
Adam Goldstein
SVP,  Chief Business Officer
212-441-6703
goldstein@fhlbny.com
The
information
provided
by
the
Federal
Home
Loan
Bank
of
New
York
(FHLBNY)
in
this
communications
is
set
forth
for
informational
purposes
only.
The
information
should
not
be
construed
as
an
opinion,
recommendation
or
solicitation
regarding
the
use
of
any
financial
strategy
and/or
the
purchase
or
sale
of
any
financial
instrument.
All
customers
are
advised
to
conduct
their
own
independent
due
diligence
before
making
any
financial
decisions.
Please
note
that
the
past
performance
of
any
FHLBNY
service
or
product
should
not
be
viewed
as
a
guarantee
of
future
results.
Also,
the
information
presented
here
and/or
the
services
or
products
provided
by
the
FHLBNY
may
change
at
any
time
without
notice.